EXHIBIT 99



        Premier Auto Trust 1998-3 Structural and Collateral Materials

                          Premier Auto Trust 1998-3
             Chrysler Financial Corporation, Seller and Servicer

                             Subject to Revision

                        Term Sheet dated May 19, 1998

Issuer................................   Premier Auto Trust 1998-3 (the "Trust"
                                         or the "Issuer").

The Notes.............................   (i) Class A-1 _____% Asset Backed
                                         Notes (the "Class A-1 Notes") in the
                                         aggregate initial principal amount of
                                         $300,000,000. The Class A-1 Notes are
                                         not being offered hereby;


                                         (ii) Class A-2 ____% Asset Backed
                                         Notes (the "Class A-2 Notes") in the
                                         aggregate initial principal amount of
                                         $510,000,000;

                                         (iii) Class A-3 _____% Asset Backed
                                         Notes (the "Class A3 Notes") in the
                                         aggregate initial principal amount of
                                         $370,000,000;

                                         (iv) Class A-4 _____% Asset Backed
                                         Notes (the "Class A-4 Notes" and,
                                         together with the Class A-1 Notes,
                                         Class A-2 Notes and Class A-3 Notes,
                                         the "Class A Notes") in the aggregate
                                         initial principal amount of
                                         $311,875,000; and

                                         (v) Class B __% Asset Backed Notes
                                         (the "Class B Notes" and, together
                                         with the Class A Notes, the "Notes")
                                         in the aggregate initial principal
                                         amount of $58,125,000. The Class B
                                         Notes are subordinated to the Class A
                                         Notes to the extent described herein.

Terms of the Notes:

  A.  Distribution Dates..............   Payments of interest and principal on
                                         the Notes will be made on the eighth
                                         day of each month or, if any such day
                                         is not a Business Day, on the next
                                         succeeding Business Day (each, a
                                         "Distribution Date"), commencing
                                         June 8, 1998.

  B.  Interest Rates..................   The Notes will have fixed interest
                                         rates.

  C.  Interest........................   Interest on the outstanding principal
                                         amount of any Class of Notes, other
                                         than the Class A-1 Notes, will accrue
                                         at the applicable Interest Rate from
                                         the Closing Date (in the case of the
                                         first Distribution Date) or from the
                                         eighth day of the month preceding the
                                         month of a Distribution Date to and
                                         including the seventh day of the month
                                         of such Distribution Date (each, an
                                         "Interest Accrual Period"). Interest
                                         on the outstanding principal amount of
                                         the Class A-1 Notes will accrue at the
                                         applicable Interest Rate from the
                                         Closing Date (in the case of the first
                                         Distribution Date) or from the most
                                         recent Distribution Date on which
                                         interest has been paid to but
                                         excluding the following Distribution
                                         Date (each, a "Class A-1 Interest
                                         Accrual Period"). Interest on each
                                         class of Notes, other than the Class
                                         A-1 Notes, will be calculated on the
                                         basis of a 360-day year consisting of
                                         twelve 30-day months. Interest on the
                                         Class A-1 Notes will be calculated on
                                         the basis of the actual number of days
                                         in the





                                         Class A-1 Interest Accrual
                                         Period divided by 360. The failure to
                                         pay interest on the Class B Notes will
                                         not be an Event of Default unless the
                                         Class A-4 Notes have been paid in
                                         full.

  D.  Principal.......................   Except during the Release Period
                                         described below under
                                         "Overcollateralization and Release of
                                         Initial Overcollateralization Amount",
                                         principal of the Notes will be payable
                                         on each Distribution Date in an amount
                                         equal to the Noteholders' Principal
                                         Distributable Amount for the calendar
                                         month (the "Collection Period")
                                         preceding such Distribution Date to
                                         the extent of funds available
                                         therefor. The "Noteholders' Principal
                                         Distributable Amount" will equal (i)
                                         the Regular Principal Distribution
                                         Amount plus (ii) the Accelerated
                                         Principal Distribution Amount. The
                                         "Regular Principal Distribution
                                         Amount" with respect to any
                                         Distribution Date will generally equal
                                         the amount of principal paid plus the
                                         unpaid principal balance of liquidated
                                         defaulted Receivables. The
                                         "Accelerated Principal Distribution
                                         Amount" with respect to a Distribution
                                         Date will equal the portion, if any,
                                         of the Total Distribution Amount for
                                         the related Collection Period that
                                         remains after payment of (a) the
                                         Servicing Fee (together with any
                                         portion of the Servicing Fee that
                                         remains unpaid from prior Distribution
                                         Dates), (b) the interest due on the
                                         Notes, (c) the Regular Principal
                                         Distribution Amount, and (d) the
                                         amount, if any, required to be
                                         deposited in the Reserve Account on
                                         such Distribution Date.


                                         During the Release Period, the
                                         principal of the Notes payable on each
                                         Distribution Date will equal the
                                         Release Period Noteholders' Principal
                                         Distributable Amount described below
                                         under "Overcollateralization and
                                         Release of Initial
                                         Overcollateralization Amount".


                                         No principal payments will be made (i)
                                         on the Class A-2 Notes until the Class
                                         A-1 Notes have been paid in full; (ii)
                                         on the Class A-3 Notes until the Class
                                         A-2 Notes have been paid in full;
                                         (iii) on the Class A-4 Notes until the
                                         Class A-3 Notes have been paid in
                                         full; or (iv) on the Class B Notes
                                         until the Class A-4 Notes have been
                                         paid in full.

                                         The outstanding principal amount of
                                         the Class A-1 Notes, to the extent not
                                         previously paid, will be payable on
                                         the [February 1999] Distribution Date
                                         (the "Class A-1 Final Scheduled
                                         Distribution Date"); the outstanding
                                         principal amount of the Class A-2
                                         Notes, to the extent not previously
                                         paid, will be payable on the [December
                                         2000] Distribution Date (the "Class
                                         A-2 Final Scheduled Distribution
                                         Date"); the outstanding principal
                                         amount of the Class A-3 Notes, to the
                                         extent not previously paid, will be
                                         payable on the [December 2001]
                                         Distribution Date (the "Class A-3
                                         Final Scheduled Distribution Date");
                                         the outstanding principal amount of
                                         the Class A-4 Notes, to the extent not
                                         previously paid, will be payable on
                                         the [October 2002] Distribution Date
                                         (the "Class A-4 Final Scheduled
                                         Distribution Date"); and the
                                         outstanding principal amount of the
                                         Class B Notes, to the extent not
                                         previously paid, will be payable on
                                         the [September 2004] Distribution Date
                                         (the "Class B Final Scheduled
                                         Distribution Date").

  E.  Optional Redemption.............   The outstanding Class A-4 Notes and
                                         Class B Notes will be subject to
                                         redemption in whole, but not in part,
                                         on any Distribution Date by the
                                         Servicer when the Pool Balance shall
                                         have declined to 10% or less of the
                                         Initial Pool Balance (as defined
                                         below).

Overcollateralization and
  Release of Initial Over-
  collateralization Amount............   The $1,615,892,109.69 initial
                                         aggregate principal balance of the
                                         Receivables (the "Initial Pool
                                         Balance") as of May 15, 1998 (the
                                         "Cutoff Date") will exceed the
                                         $1,550,000,000.00 initial aggregate
                                         principal amount of the Notes (the
                                         "Initial Note Principal Balance") by
                                         an amount equal to $65,892,109.69 (the
                                         "Initial Overcollateralization
                                         Amount"), which is approximately 4.25%
                                         of the Initial Note Principal Balance.
                                         Unless offset by losses on the
                                         Receivables or the release of cash
                                         during the Release Period as described
                                         below, the distribution of the
                                         Accelerated Principal Distribution
                                         Amount, if any, on a Distribution Date
                                         is expected to cause the aggregate
                                         principal amount of the Notes to
                                         decrease faster than the Pool Balance
                                         decreases, thereby increasing the
                                         Overcollateralization Amount. The
                                         "Overcollateralization Amount" in
                                         respect of a Distribution Date is
                                         equal to (a) the Pool Balance as of
                                         the end of the related Collection
                                         Period (the "Related Pool Balance")
                                         minus (b) the aggregate outstanding
                                         amount of Notes after giving effect to
                                         payments made on the Notes on such
                                         Distribution Date (the "Note Amount").

                                         Subject to the conditions set forth
                                         below, on each Distribution Date
                                         during the Release Period (as defined
                                         below), the amount of principal
                                         distributable on the Notes will be the
                                         Release Period Noteholders' Principal
                                         Distributable Amount rather than the
                                         Noteholders' Principal Distributable
                                         Amount. The "Release Period
                                         Noteholders' Principal Distributable
                                         Amount" shall equal, on any
                                         Distribution Date during the Release
                                         Period, the excess of (a) the Note
                                         Amount on such Distribution Date
                                         (prior to giving effect to any
                                         distributions on such Distribution
                                         Date) over (b) the product of (1)
                                         95.0% and (2) the Related Pool
                                         Balance. On each Distribution Date
                                         during the Release Period, any portion
                                         of the Total Distributable Amount
                                         which remains after payment of (a) the
                                         Servicing Fee, (b) the Noteholders'
                                         Interest Distributable Amount, (c) the
                                         Release Period Noteholders' Principal
                                         Distributable Amount and (d) any
                                         amount required to increase the amount
                                         in the Reserve Account to the
                                         Specified Reserve Account Balance will
                                         be released to the Trust and then to
                                         Premier Receivables L.L.C. (the
                                         "Company") (such released amount being
                                         the "Cash Release Amount" or "Cash
                                         Release"). The cumulative amount of
                                         all Cash Releases during the Release
                                         Period shall not exceed the Initial
                                         Overcollateralization Amount.

                                         The release of cash to the Trust, and
                                         then to the Company, as described
                                         above is subject to the satisfaction
                                         of all of the following conditions:


                                         (1) no Cash Release will be permitted
                                         until the date (the "First Release
                                         Distribution Date") that is the later
                                         of:

                                                (i) the Distribution Date
                                           following the Distribution Date on
                                           which the Overcollateralization
                                           Amount is at least equal to the

                                          [Initial Overcollateralization
                                                        Amount]
                                                         plus
                                                         ----
                                           [2% x (Related Pool Balance for such
                                                preceding Distribution Date
                                                         minus
                                                         -----
                                            Initial Overcollateralization
                                                       Amount)]; and

                                                (ii) the Distribution Date
                                           following the Distribution Date on
                                           which the Class A-1 Notes have been
                                           repaid in full;

                                         (2) the amount in the Reserve Account
                                         shall be equal to the applicable
                                         Specified Reserve Account Balance; and

                                         (3) the cumulative amount of the Cash
                                         Releases will not exceed the Initial
                                         Overcollateralization Amount.

                                         On the Distribution Date (the "Last
                                         Release Distribution Date") on which
                                         the cumulative amount of the Cash
                                         Releases equals the Initial
                                         Overcollateralization Amount, the
                                         amount of principal distributable to
                                         the Noteholders will be the
                                         Noteholders' Principal Distributable
                                         Amount less the Cash Release Amount
                                         released on such Distribution Date. On
                                         each Distribution Date thereafter, the
                                         full Noteholders' Monthly Principal
                                         Distributable Amount will be
                                         distributable as principal to the
                                         Noteholders. The "Release Period" is
                                         the period from the First Release
                                         Distribution Date to the Last Release
                                         Distribution Date. Any Cash Release
                                         released to the Company will not be
                                         available to make payments on the
                                         Notes.

Reserve Account.......................   The "Reserve Account" will be created
                                         with an initial deposit by Chrysler
                                         Financial Corporation ("CFC") on the
                                         Closing Date of cash or Eligible
                                         Investments having a value at least
                                         equal to $15,500,000.00 (the
                                         "Specified Reserve Account Amount"),
                                         which is 1.00% of the Initial Note
                                         Principal Balance. If the
                                         Overcollateralization Percentage at
                                         any time on or after the Last Release
                                         Distribution Date equals at least
                                         7.75%, the Specified Reserve Account
                                         Balance will be $11,625,000.00 which
                                         is 0.75% of the Initial Note Principal
                                         Balance. The "Overcollateralization
                                         Percentage" in respect of a
                                         Distribution Date is the percentage
                                         derived from a fraction, the numerator
                                         of which is the Overcollateralization
                                         Amount for such Distribution date and
                                         the denominator of which is the
                                         Related Pool Balance.

                                         Funds will be withdrawn from the
                                         Reserve Account to cover any
                                         shortfalls in the amounts due to the
                                         Noteholders. On each Distribution
                                         Date, the Reserve Account will be
                                         reinstated up to the Specified Reserve
                                         Account Balance to the extent of the
                                         portion, if any, of the Total
                                         Distribution Amount remaining after
                                         payment of the Servicing Fee and the
                                         amounts due to the Noteholders.

                                         The "Pool Balance" at any time will
                                         represent the aggregate principal
                                         balance of the Receivables at the end
                                         of the preceding Collection Period,
                                         after giving effect to all payments
                                         received from Obligors and Purchase

                                         Amounts to be remitted by the Servicer
                                         or the Seller, as the case may be, all
                                         for such Collection Period, and all
                                         losses realized on Receivables
                                         liquidated during such Collection
                                         Period.

Priority of Payments;
Subordination of Class B Notes........   Collections in respect of the
                                         Receivables for each Collection Period
                                         will generally be applied in the
                                         following order of priority: (i) the
                                         Servicing Fee, together with any
                                         previously unpaid Servicing Fees, to
                                         the Servicer, (ii) interest on the
                                         Class A Notes, to the holders of the
                                         Class A Notes, (iii) interest on the
                                         Class B Notes, to the holders of the
                                         Class B Notes, (iv) the Regular
                                         Principal Distribution Amount (or,
                                         during the Release Period, the Release
                                         Period Noteholders' Principal
                                         Distributable Amount), in the priority
                                         set forth herein, to the applicable
                                         Noteholders, (v) amounts, if any, to
                                         the Reserve Account until it contains
                                         the Specified Reserve Account Balance,
                                         (vi) except during the Release Period,
                                         the Accelerated Principal Distribution
                                         Amount, to the applicable Noteholders,
                                         (vii) during the Release Period, the
                                         Cash Release Amount, to the Company,
                                         and (viii) the remaining balance, if
                                         any, to the Company. No principal
                                         payments will be made on the Class B
                                         Notes until the Class A Notes have
                                         been paid in full.

Rating of the Notes...................   The Class A Notes will be rated in the
                                         highest investment rating category by
                                         at least two nationally recognized
                                         rating agencies. The Class B Notes
                                         will be rated at least in the "A"
                                         category or its equivalent by such
                                         rating agencies.

The Receivables Pool

           As of the Cutoff Date, each Receivable (i) had a principal balance of at least $300 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Noteholders were used in selecting the Receivables.

           Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.

                          Premier Auto Trust 1998-3
                     Composition of the Receivables Pool

Weighted Average       Aggregate      Number of      Weighted     Weighted     Average
     APR of        Principal Balance Receivables     Average      Average     Principal
   Receivables                                      Remaining  Original Term   Balance
                                                      Term
----------------  ------------------ -----------  ------------ -------------  ----------
     9.22%         $1,615,892,109.69   101,142    56.68 months  58.92 months  $15,976.47


           Approximately 76.09% of the aggregate principal balance of the Receivables, constituting 67.97% of the number of the Receivables, represent new vehicles, and approximately 23.91% of the aggregate principal balance of the Receivables, constituting 32.03% of the number of the Receivables, represent used vehicles. Approximately 84.75% of the aggregate principal balance of the Receivables represent vehicles manufactured or distributed by Chrysler and approximately 15.25% of the Initial Pool Balance represents financing of vehicles manufactured or distributed by vehicle manufacturers other than Chrysler. All of the Receivables are Simple Interest Receivables.

                          Premier Auto Trust 1998-3
                 Distribution by APR of the Receivables Pool

                                                                  Percent
                                                Aggregate       of Aggregate
          APR Range          Number of           Principal       Principal
                            Receivables          Balance         Balance(1)
          ---------         -----------         ----------      ------------
0.00% to 5.00% ..........     12,514      $   226,159,167.15       14.0%


5.01% to 6.00% ..........      6,906          157,348,084.03        9.7


6.01% to 7.00% ..........      1,767           32,736,185.52        2.0


7.01% to 8.00% ..........     11,255          184,601,891.49       11.4


8.01% to 9.00% ..........     14,723          235,458,475.04       14.6


9.01% to 10.00% .........     14,153          218,052,404.57       13.5


10.01% to 11.00% ........      9,590          150,363,420.55        9.3


11.01% to 12.00% ........      7,783          118,796,934.63        7.4


12.01% to 13.00% ........      6,061           86,318,402.78        5.3


13.01% to 14.00% ........      4,558           60,698,977.84        3.8


14.01% to 15.00% ........      3,498           43,565,230.11        2.7


15.01% to 16.00% ........      1,984           24,838,757.40        1.5


16.01% to 17.00% ........      1,888           21,401,963.71        1.3


17.01% to 18.00% ........      2,137           28,914,658.86        1.8


Greater than 18.00% .....      2,325           26,637,556.01        1.6
                             -------       -----------------      -----
     Totals .............    101,142       $1,615,892,109.69      100.0%
                             =======       =================      =====

---------
(1) Percentages may not add to 100.0% because of rounding.


                          Premier Auto Trust 1998-3
            Geographic Distribution of the Receivables Pool(1)(2)


State                   Percent of    State                   Percent of
-----                   Aggregate     -----                   Aggregate
                        Principal                             Principal
                        Balance                               Balance
                        ----------                            ----------
Alabama................    0.9%       Montana................    0.1%

Alaska.................    0.3        Nebraska...............     0.7

Arizona................    1.3        Nevada.................     0.6

Arkansas...............    0.8        New Hampshire..........     1.5

California.............    5.7        New Jersey.............     4.0

Colorado...............    1.2        New Mexico.............     0.5

Connecticut............    1.3        New York...............     6.2

Delaware...............    0.4        North Carolina.........     3.2

District of Columbia...    0.0        North Dakota...........     0.4

Florida................    5.8        Ohio...................     2.0

Georgia................    1.9        Oklahoma...............     1.0

Hawaii.................    0.1        Oregon.................     1.1

Idaho..................    0.1        Pennsylvania...........     7.1

Illinois...............    5.9        Rhode Island...........     0.4

Indiana................    2.9        South Carolina.........     1.3

Iowa...................    1.1        South Dakota...........     0.3

Kansas.................    1.6        Tennessee..............     1.3

Kentucky...............    1.4        Texas..................     6.8

Louisiana..............    1.2        Utah...................     0.3

Maine..................    0.6        Vermont................     0.5

Maryland...............    5.0        Virginia...............     3.4

Massachusetts..........    2.8        Washington.............     1.1

Michigan...............    5.2        West Virginia..........     0.6

Minnesota..............    2.5        Wisconsin..............     1.6

Mississippi............    0.6        Wyoming................     0.1
                                                               ------
Missouri...............    3.2           Total...............  100.0%
                                                               ======

---------
(1) Based on physical addresses of the dealers originating the receivables.
(2) Percentages may not add to 100.0% because of rounding.


Delinquencies, Repossessions and Net Losses

           Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.





                                      8




                          Delinquency Experience(1)
                            (Dollars in Millions)

                                           At March 31,                                 At December 31,
                           ------------------------------------------     ---------------------------------------------

                                    1998                   1997                    1997                   1996
                           --------------------   -------------------     --------------------     --------------------
                           Number of               Number of               Number of               Number of
                           Contracts     Amount    Contracts    Amount     Contracts     Amount    Contracts    Amount
                           ---------     ------    ---------    ------     ---------     ------    ---------    ------
Portfolio ..............   1,708,879    $22,204    1,675,853    $21,150    1,697,755    $21,879    1,679,880    $21,197

Period of
Delinquency
  31-60 Days ...........      40,777    $   485       46,645    $   609       58,421    $   708       65,297    $   843
  61 Days or More .....        4,158         58        5,972         90        7,360        102        8,175        118
                           ---------    -------    ---------    -------     --------    -------    ---------    -------


Total Delinquencies ....      44,935    $   543       52,617    $   699       65,781    $   810       73,472    $   961

Total Delinquencies as
  a Percent of the
  Portfolio.............        2.63%      2.42%        3.14%      3.31%        3.87%      3.70%        4.37%      4.53%


                                                    At December 31,
                           --------------------------------------------------------------------

                                    1995                   1994                    1993
                           --------------------   -------------------      --------------------
                           Number of               Number of               Number of
                           Contracts     Amount    Contracts    Amount     Contracts     Amount
                           ---------     ------    ---------    ------     ---------     ------

Portfolio ...............  1,653,533    $20,913    1,444,736    $16,977    1,352,218    $14,116

Period of Delinquency
  31-60 Days ............     55,507    $   720       25,888    $   293       16,350    $   153
  61 Days or More .......      6,792        100        2,085         27        1,383         15
                           ---------    -------    ---------    -------    ---------    -------
Total Delinquencies .....     62,299    $   820       27,973    $   320       17,733    $   168

Total Delinquencies as
  a Percent of the
  Portfolio .............       3.77%      3.92%        1.94%      1.88%        1.31%      1.19%

---------
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.

                    Credit Loss/Repossession Experience(1)
                            (Dollars in Millions)


                                        Three-Months
                                        Ended March 31                               Year Ended December 31,
                                  ---------------------------     ----------------------------------------------------------------
                                      1998            1997          1997         1996           1995         1994           1993
                                      ----            ----          ----         ----           ----         ----           ----
Average Amount Outstanding
  During the Period ..........   $   22,119       $   21,203    $   21,485    $   21,062    $   19,486    $   15,517    $   12,882

Average Number of Contracts
  Outstanding During the
  Period .....................    1,702,837        1,679,235     1,688,525     1,671,405     1,572,963     1,396,497      1,341,084

Percent of Contracts  Acquired
  During the Period with
  Recourse to the Dealer .....         7.76%           10.80%        10.91%         9.05%         14.8%         17.0%         16.2%

Repossessions as a Percent of
  Average Number of Contracts
  Outstanding(2) .............         3.14%            3.21%         3.40%         3.82%         3.05%         2.36%         2.15%

Net Losses as a Percent of
   Liquidations(3)(4) ........         3.45%            3.01%         3.36%         3.17%         2.25%         1.38%         1.34%

Net Losses as a Percent of
  Average Amount
  Outstanding(2)(3) ..........         1.72%            1.58%         1.80%         1.68%         1.16%         0.73%         0.75%

---------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Percentages have been annualized for the three months ended March 31, 1998 and 1997 and are not necessarily indicative of the experience for th year.

(3) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

          During 1997, CFC experienced high credit losses on automotive retail receivables. CFC management attributes the credit losses to the combined effect of the credit mix of retail receivable originations and the increase in frequency of default and repossession necessitating an increase in the level of servicing and collection by CFC. While such credit loss experience may continue, actions have been taken to improve credit mix, collections and servicing of the retail receivable portfolio. However, no assurance can be given as to future results.

          The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 1.85% of the Receivables represent contracts with recourse to Dealers.


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